Accrual Basis-1
Case No.: 97-02395PJW Thru 97-02401PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     for the month ending February 28, 1998



-------------------------------------------------------------------------------------------------------------
                                        Document                    Previously                   Explanation
Required Attachments:                   Attached                     Submitted                    Attached

1.  Tax Receipts                          (X)                           ( )                          ( )

2.  Bank Statements                       (X)                           ( )                          ( )

3.  Most recently filed                   ( )                           (X)                          ( )
    Income Tax Return

4.  Most recent Annual                    ( )                           (X)                          ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


     /s/  A. B. Gordon, Jr.               Chief Executive Officer
-----------------------------------       --------------------------------
SIGNATURE OF RESPONSIBLE PARTY                    TITLE



     A. B. Gordon, Jr.                          3/18/98
-----------------------------------       --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                 DATE



PREPARER:

     /s/  M. S. Nutt                        Asst. Controller
-----------------------------------       --------------------------------
SIGNATURE OF PREPARER                            TITLE



     M. S. Nutt                                March 18, 1998
-----------------------------------       --------------------------------
PRINTED NAME OF PREPARER                          DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                           Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)

                                                  COMPARATIVE BALANCE SHEET
                                                                                       1st Quarter

       ASSETS                                                      Month                 Month               Month
                                                                  1/31/98               2/28/98              3/31/98
                                                                  -------               -------              -------

          1        Cash                                        $    56,825          $ (147,413)
          2       Accounts Receivable (Net)                      4,063,411           4,254,860
          3       Inventory                                        136,875             136,875
          4       Notes Receivable
          5       Prepaid Expenses                                 269,620             244,013
          6       Other (Attach List)                              317,184             316,817
          7       Total Current Assets                           4,843,915           4,805,152                  0
          8       Property, Plant & Equipment                   14,596,991          14,602,562                  0
          9       Less: Accumulated
                  Depreciation/Depletion                         3,183,388           3,340,989                  0
          10      Net Property, Plant & Equipment               11,413,603          11,261,573                  0
          11      Due From Affiliates & Insiders
          12      Intangibles (Attach List)                     24,870,240          24,695,982
          12a     Debt Issuance Cost                             2,272,063           2,250,925
          13      Other (Attach List)                              234,700             224,563
          14      Total Assets                                  $43,634,521        $43,238,195                  0

          POSTPETITION LIABILITIES
          15      Accounts Payable                                 168,963             398,454
          15a     Accrued Telecommunications Costs               1,407,067           1,363,186
          16      Taxes Payable                                    188,155             361,122
          16a     Accrued Taxes Payable
          17      Notes Payable                                          -
          18      Professional Fees
          19      Secured Debt                                           -
          20      Due To Affiliates & Insiders
          21      Other (Attach List)                              305,224             165,386
          22      Total Postpetition
                    Liabilities                                  2,069,409           2,288,148                  0

          PREPETITION
          LIABILITIES
          23.     Secured Debt                                   8,051,318           8,202,228
          24.     Priority Debt (Attach List)                      404,640             183,012
          24a     Redeemable Preferred Stock                     1,401,940           1,401,940
          25      Unsecured Debt                                45,187,058          45,203,672
          26      Other (Attach List)
          27      Total Prepetition Liabilities                 55,044,956          54,990,852                  0
          28      Total Liabilities                             57,114,365          57,279,000                  0

          EQUITY
          29      Owner's Prepetition Equity                   (11,788,256)         (11,788,256)
          30      Postpetition Cumulative
                    Profit or (Loss)                            (1,691,588)         (2,252,549)
          31.     Total Equity (Deficit)                       (13,479,844)        (14,040,805)                 0
          32      Total Liabilities &
                    Owner's Equity                             $43,634,521         $43,238,195                  0

In Re:   SA Telecommunications, Inc.                            Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                             MONTH                   MONTH                  MONTH
                                                            1/31/98                 2/28/98               3/3 1/98
                                                            -------                 -------               --------

6        Other Current Assets
         A/R-Jack Matz                                      15,214                  15,214
         A/R Prarie Systems, Inc.                           59,917                  59,917
         A/R Line Costs                                     93,368                  93,001
         Long Distance Network N/R                         148,685                 148,685
                                                     -----------------------------------------------------------
                                                           317,184                 316,817                     0
                                                     ===========================================================

12       Intangibles
         Goodwill (net of amortization)                 24,870,240              24,695,982                     0
                                                     ===========================================================

13       Other Non-Current Assets
         Prepaid Employee Settlement (net)                 212,528                 212,528
         Security Deposits & Miscellaneous                  22,172                  12,035
                                                     -----------------------------------------------------------
                                                           234,700                 224,563                     0
                                                     ===========================================================
21       Other Post-Petition Liabilities
         Accr Payroll/Payroll Taxes/Benefits               229,636                 193,049
         Accr Medical Ins                                   36,347                 (35,290)
         Accr Property Taxes                                39,241                   7,627
                                                     -----------------------------------------------------------
                                                           305,224                 165,386                     0
                                                     ===========================================================
24       Priority Debt
         Accrued Payroll/Employee Benefits                   5,765                       -
         Accrued Property Taxes                             80,876                  71,162
         Accrued Sales Taxes                               317,999                 111,850
                                                     -----------------------------------------------------------
                                                           404,640                 183,012                     0
                                                     ===========================================================

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                Accrual Basis -3

                                                  SA TELECOMMUNICATIONS, INC.

                                                        INCOME STATEMENT

                                                                                                   First Quarter

                                                           Month                   Month                 Month
                                                           -----                   -----                 -----

                                                         Jan, 1998               Feb, 1998             Mar, 1998
                                                         ---------               ---------             ---------
         REVENUES
         1 Gross Revenues                              $ 2,003,732             $ 1,998,012     $               -
         2 Less: Returns & Discounts                        23,613                  29,905
         3 Net Revenue                                 $ 1,980,119             $ 1,968,107     $               -

         COST OF GOODS SOLD

         4 Beginning Inventory
         5 Add: Purchases
         6 Less: Ending Inventory
         7 Cost Of Goods Sold                            1,319,624               1,429,432
         8 Gross Profit                                    660,495                 538,675

         OPERATING EXPENSES

         9  Officer/Insider Compensation                    84,756                  25,424                     -
         10 Direct Labor/Salaries                          369,547                 316,434                     -
         11 Payroll Taxes                                   51,386                  36,497                     -
         12 Rent & Lease Expense                            57,350                  76,289                     -
         13 Insurance                                       41,051                  18,131                     -
         14 Depreciation/Amortization                      388,115                 381,483                     -
         15 General & Administrative                       215,532                 219,660                     -
         16 Other (Attach List)
         17 Total Operating Expenses                     1,207,737               1,073,918                     -
         18 Operating Income                         $    (547,242)          $    (535,243)  $                 -

         OTHER INCOME & EXPENSES

         19 Other Income (Attach List)
         20 Other Expenses (Attach List)
         21 Interest Expense                               (87,767)                (50,856)                    -
         22 Other                                           (7,161)                 25,205                     -
         23 Net Other Income & Expenses                    (94,928)                (25,651)                    -

         REORGANIZATION EXPENSES

         24 Professional Fees
         25 U.S. Trustee Fees                               (2,453)                      -
         26 Other (Attach List)
         27 Total Reorganization Expenses                   (2,453)                    (67)
         28 Income Tax
         29 NET PROFIT (LOSS)                        $    (644,623)          $    (560,961)   $                -

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                  Accrual Basis -4



CASH RECEIPTS AND
DISBURSEMENTS

                        TOTAL SATEL        TOTAL SATEL         TOTAL SATEL        TOTAL SATEL         TOTAL SATEL      TOTAL SATEL
                            A/P             MAIN OPER.            P/.R              GREYROCK             MISC.           CD & NEC
                        -----------        -----------         -----------        -----------         -----------      -----------
1. BEG. BAL             (292,510.71)        234,619.57          (71,191.26)         93,278.10           44,695.20         41,563.79
2. CASH                        -                  -                   -                  -                   -                 -
   SALES
3. RECEIPTS                    -          1,982,446.39                -             (5,330.48)               -
4. LOANS &                     -                  -                   -                  -                   -                 -
   ADVANCES
5. SALES                       -                  -                   -                  -                   -                 -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER            1,471,833.79      (1,124,517.88)         532,704.74           4,285.97          203,251.08           (868.35
                       ------------     ---------------     --------------     --------------      --------------    --------------
7. TOTAL
   RECEIPTS            1,471,833.79         857,928.51          532,704.74          (1,044.51)         203,251.08           (868.35
8. TOTAL
   CASH AVAIL.         1,179,323.08       1,092,548.08          461,513.48          92,233.59          247,946.28         40,695.44
                       ------------       --------------      --------------     --------------      --------------  --------------
*DISBURSE-
  MENTS               (1,414,788.08)     (1,059,484.70)        (463,829.18)              -            (327,666.40)             -
EOM
BALANCE                 (235,465.00)         33,063.38           (2,315.70)         92,233.59          (79,720.12)        40,695.44
                     ---------------    --------------      ---------------    --------------      ---------------   --------------


                           TOTAL SATEL        TOTAL SATEL
                           PETTY CASH
                           -----------        -----------
1. BEG. BAL                   6,369.95          56,824.64
2. CASH                           -                  -
   SALES
3. RECEIPTS                       -          1,977,115.91
4. LOANS &                        -                  -
   ADVANCES
5. SALES                          -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER                  (2,275.00)      1,084,414.35
                        ---------------    --------------
7. TOTAL
   RECEIPTS                  (2,275.00)      3,061,530.26
8. TOTAL
   CASH AVAIL.                4,094.95       3,118,354.90
                        --------------     --------------
^DISBURSE-
  MENTS                           -         (3,265,768.36)
EOM
BALANCE                       4,094.95        (147,413.46)
                        --------------     ---------------

* See attached detail of disbursements by check number, date, payee and amount.

Debtor:             SA Telecommunications, Inc.                  Accrual Basis-5
                    and Subsidiaries

Case No:            97-2395 through 97-2401

ACCOUNTS RECEIVABLE AGING
      0 - 30 days old                                         $ 3,335,754
      31 - 60 days old                                            883,951
      61 - 90 days old                                            435,911
      91 + days old                                             2,382,725
      Total Accounts Receivable                               $ 7,038,341
      Amount Considered Uncollectable                           2,783,483
      Account Receivable                                      $ 4,254,858

AGING OF POSTPETITION ACCOUNTS PAYABLE
                            0 - 30             31 - 60            61 - 90              91+
                             DAYS               DAYS               DAYS               DAYS               TOTAL
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------
ACCOUNTS PAYABLE       $    264,981       $    133,473                                             $    398,454

STATUS OF POSTPETITION TAXES

                                BEGINNING           AMOUNT                                 ENDING
                                   TAX             WITHHELD             AMOUNT               TAX             DELINQUENT
                               LIABILITY*         OR ACCRUED'            PAID             LIABILITY            TAXES
                               ----------         -----------            ----             ---------            -----
Federal
Withholding**                     11,270             23,297            30,111              4,456
FICA-Employee**                   12,051             20,882            27,577              5,356
FICA-Employer"                    12,051             20,882            27,577              5,356
Unemployment                       1,189              2,029             2,343                875
Income
Other (Attach List)
Total Federal Taxes               36,561             67,090            87,608             16,043                   -
State And Local
Withholding                          143                280               265                158
Sales                            333,418        *   178,405           150,703            361,120
Excise
Unemployment                         893              6,752             2,825              4,820
Real Property
Personal Property
Other (Attach List)
Total State & Local              334,454            185,437           153,793            366,098                   -
Total Taxes                      371,015            252,527           241,401            382,141                   -

*    The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax
*    The beginning tax liability should represent the liability from the prior month or, if this is the first operating  report. the amount should be zero.
**   Attach photocopies of IRS Form 6123 or- your FTD coupon and payment receipt to verify payment or deposit

Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)         SA TELECOMMUNICATIONS, INC.           ACCRUAL BASIS - 6


BANK RECONCILIATIONS              Acct #1         Acct #2         Acct #3         Acct #4         Acct #5
                                    USC             USC             USC             NEC             LDN
A.  Bank                          Compass         Compass         Compass         Various      Southwest Bank
B.  Acct #                      701-8488-5      708-5277-2      708-5279-9        Various         9050078
C.  Purpose                      A/P-Oper      Concentration      Payroll     Misc Depository     Savings
                                 --------      -------------      -------     ---------------     -------
1  Balance per Bank ......       (5,594.48)         42,784.61          --            17,469.31      2,516.96
   Statement
2  + Deposits not credited                          (2,023.69)         --                               6.65
3  - Outstanding Checks ..     (251,933.44)            (50.00)       19,686.49        --            --
4  +/- Other Reconciling .       17,617.26             --              --             --            --
   items
                                ==========          =========        =========       =========      ========
5  Month End Balance per .     (239,910.66)         40,710.92        19,686.49       17,469.31      2,523.61
   books                        ==========          =========        =========       =========      ========


                                 Acct #6         Acct #7          Acct #8          Acct #9
                                  USC             USC              USC             AddTel
A.  Bank                        Compass         Compass             na          Wells Fargo
B.  Acct #                     712-0018-3       11-110098          Petty          69001881(cents)
C.  Purpose                     Greyrock        Insurance      Cash Accounts    Sales Tax Acct
                                --------        ---------      -------------    --------------

1  Balance per Bank ......      53,142.31         26,472.93       586.43            9,271.35
   Statement
2  + Deposits not credited                                       --
3  - Outstanding Checks ..        --            (114,261.71)     --                  --
4  +/- Other Reconciling .        --              (1,202.66)     --                  --
   items                        =========        ==========       ======            ========
5  Month End Balance per .      53,142.31        (88,991.44)      586.43            9,271.35
   books                        =========        ==========       ======            ========

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                        SA TELECOMMUNICATIONS, INC.           ACCRUAL BASIS - 6
BANK RECONCILIATIONS             Acct #10         Acct #11        Acct #12       Acct #13         Acct #14        Acct #15
                                  AddTel           AddTel          AddTel         AddTel           AddTel          AddTel
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo      Wells Fargo
B.  Acct #                      0933 051211   1290-000025-000   4443-332515     4443-332762     0933 041063      934 041063
C.  Purpose                        Sweep             CD           Greyrock    Returned Checks          -         Payroll/ZBA
                                   -----             --           --------    ---------------   -----------      -----------
1   Balance per Bank              20,153.32      20,702.52         39,091.28          -                -                  -
    Statement
2   + Deposits not credited                                             -
3   - Outstanding Checks         (36,591.17)                                                                      (22,002.19)
4   +/- Other Reconciling         (8,406.41)                           (0.08)         -                               -
    items                      ============== ================= ============= ================ =============== ================
5   Month End Balance per        (24,844.26)     20,702.52         39,091.20          -                -          (22,002.19)
    books                      ============== ================= ============= ================ =============== ================

BANK RECONCILIATIONS           Acct #16         Acct #17         Acct #18
                                AddTel          Uniquest         Uniquest
A.  Bank                          na            Compass       Bank of America
B.  Acct #                                     7119526 0       83130 00519
C.  Purpose                   Petty Cash          A/P            Payroll
                              ----------          ---            -------
1   Balance per Bank              3,475.57      16,800.78         5,898.86
    Statement
2   + Deposits not credited
3   - Outstanding Checks                        (1,057.80)          -
4   +/- Other Reconciling                           32.95           -
    items                    ============== ================= ===============
5   Month End Balance per         3,475.57      15,775.93         5,898.86
    books                    ============== ================= ===============

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7
                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS

                                                                    Type of               Amount
          Name                               Position               Payment                Paid
          ----                               --------               -------                ----
1    Igor Mamantov                      VP-Corp Development          Payroll           $  4,252.47
2    Dennis Lee Gundy                   VP-Operations                Payroll              2,602.12
3    Jeffery M. Petrie                  VP-Telemarketing             Payroll              1,979.24
4    Windle R. Ewing                    VP-Tariffs and Reg. Affair   Payroll              1,728.47
5    Thomas J. Brighi                   VP-Telemarketing             Payroll              Resigned
6    George M. Trevino                  Controller                   Payroll              Resigned
7    Kellie Watts                       Asst. General Counsel        Payroll              Resigned
8    Julie Judd                         HR Administrator             Payroll              Resigned
9    Cheryl Leahy                       Asst. Controller             Payroll              Resigned
10   Chuck Leblo                                                     Payroll              7,692.30
                                        Total Payments to Insiders                     $ 18,254.60

                                  PROFESSIONALS

                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                  None              None               None
3
4
Total Payments to Professionals

                          ADEQUATE PROTECTIONS PAYMENTS
                                              Scheduled Monthly                 Amounts Paid          Total Unpaid
                    Name of Creditor            Payments Due                  During the Month        Post Petition
                    ----------------            ------------                  ----------------        -------------
             1                                       None                          None                   -
             2
             3
             4
             5

                                Total          $      -                         $          -

                                                                 ACCRUAL EASIS-8

97-02395PJW THRU 97- 02401PJW


QUESTIONNAIRE                                                                           YES        NO
-------------                                                                           ---        --
1.       Have any assets been sold or transferred outside the normal course of
         business this recording period?                                                            X

2.       Have any funds been disbursed from any account other
         than a debtor in possession account?                                          X (1)

3.       Are any postpetition receivables (accounts, notes, or
         loans) due from related parties?                                                           X

4.       Have any payments been made on prepetition liabilities
         this reporting period?                                                        X (2)

5.       Have any postpetition loans been received by the debtor
         from any party?                                                               X (3)

6.       Are any postpetition payroll taxes past due?                                               X

7.       Are any postpetition state or federal income taxes past
         due?                                                                                       X

8.       Are any postpetition real estate taxes past due?                                           X

9.       Are any other postpetition taxes past due?                                                 X

10.      Are any amounts owed to postpetition creditors past due?                                   X

11.      Have any prepetition taxes been paid during the
         reporting period?                                                                          X

12.      Are any wage payments past due?                                                            X

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1) Prepetition  accounts  retained during this period per court order.
(2) Only items such as payroll and benefits approved by court order.
(3) Only amounts per D.I.P. Financing Agreement approved by court order.

INSURANCE                                                                               YES        NO
                                                                                        ---        --
1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
         INSURANCE COVERAGES IN EFFECT?                                                  X

2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?
                                                                                         X
3.       PLEASE ITEMIZE POLICIES BELOW.

If the answer to any of the above questions is "no", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attached additional sheets if necessary.

                                                INSURANCE POLICIES
                                                ------------------

       TYPE OF                                                                           PAYMENT AMOUNT
       POLICY                CARRIER                   PERIOD COVERED                      & FREQUENCY
       ------                -------                   --------------                      -----------
                                   See attached schedule of current policies.

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                    Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries

                                                          PERSONNEL
                                                          ---------
                                                                                        Full Time              Part Time
                                                                                          Total                  Total
                                                                                          -----                  -----
1.    Total number of employees at beginning of period                                     150                    18
2.    Total number of employees hired during the period                                     -                      -
3.    Number of employees terminated or resigned during the period                          14                     -
4.    Total number of employees on payroll at end of period                                136                    18


                                Change of Address
                                -----------------



          If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

          DATE OF CHANGE:__________________________________________

          NEW ADDRESS: